UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report : September 28, 2010
(Date of earliest event reported)

SILVER DRAGON RESOURCES INC.
(Exact name of small business issuer as specified in its charter)

0-29657
(Commission File Number)

Delaware	33-0727323
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

5160 Yonge Street, Suite 803
Toronto, Ontario, M2N 6L9
(Address of Principal Executive Offices) (Zip Code)

(416) 223-8500
(Registrant's telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Silver Dragon Resources Inc. is pleased to announce the appointment of Charles L. McAlpine to the Company’s Board of Directors as an independent member.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Silver Dragon Resources Inc. dated September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER DRAGON RESOURCES INC.

Date: September 28, 2010	/s/ Marc Hazout
By: Marc Hazout, President & CEO